Loans	12 Months Ended
Dec. 31, 2011
Loans
Loans
5. Loans

The following table sets forth the classification of loans by class, including unearned fees and deferred costs and excluding the allowance for loan losses as of December 31, 2011 and December 31, 2010:

(In thousands)	2011	2010
SBA loans	$71,843	$86,138
SBA 504 loans	55,108	64,276
Commercial loans
Commercial other	26,542	24,268
Commercial real estate	246,824	246,891
Commercial real estate construction	9,738	10,046
Residential mortgage loans
Residential mortgages	123,843	117,169
Residential construction	2,205	2,711
Purchased mortgages	8,042	8,520
Consumer loans
Home equity	46,935	54,273
Consumer other	1,512	1,644
Total	$592,592	$615,936

Loans are made to individuals as well as commercial entities.  Specific loan terms vary as to interest rate, repayment, and collateral requirements based on the type of loan requested and the credit worthiness of the prospective borrower.  Credit risk, excluding SBA loans, tends to be geographically concentrated in that a majority of the loan customers are located in the markets serviced by the Bank.  As a preferred SBA lender, a portion of the SBA portfolio is to borrowers outside the Company's lending area.  However, during late 2008, the Company withdrew from SBA lending outside of its primary trade area, but continues to offer SBA loan products as an additional credit product within its primary trade area.  A description of the Company's different loan segments follows:
SBA Loans: Historically, SBA loans have provided guarantees of up to 90 percent of the principal balance and are considered a higher risk loan product for the Company than its other loan products.  The Company's SBA loans are generally sold in the secondary market with the nonguaranteed portion held in the portfolio as a loan held for investment.  SBA loans are for the purpose of providing working capital, financing the purchase of equipment, inventory or commercial real estate and for other business purposes.  Loans are guaranteed by the businesses' major owners.  SBA loans are made based primarily on the historical and projected cash flow of the business and secondarily on the underlying collateral provided.
SBA 504 Loans:  The SBA 504 program consists of real estate backed commercial mortgages where the Company has the first mortgage and the SBA has the second mortgage on the property.  SBA 504 loans are made based primarily on the historical and projected cash flow of the business and secondarily on the underlying collateral provided.  Generally, the Company has a 50 percent loan to value ratio on SBA 504  loans.  Loan performance may be adversely affected by factors impacting the general economy or conditions specific to the real estate market such as geographic location and/or property type.
Commercial Loans:  Commercial credit is extended primarily to middle market and small business customers.  Commercial loans are generally made in the Company's marketplace for the purpose of providing working capital, financing the purchase of equipment, inventory or commercial real estate and for other business purposes.  Loans will generally be guaranteed in full or for a meaningful amount by the businesses' major owners.  Commercial loans are made based primarily on the historical and projected cash flow of the business and secondarily on the underlying collateral provided.  Loan performance may be adversely affected by factors impacting the general economy or conditions specific to the real estate market such as geographic location and/or property type.
Residential Mortgage and Consumer Loans:  The Company originates mortgage and consumer loans including principally residential real estate and home equity lines and loans.  Each loan type is evaluated on debt to income, type of collateral and loan to collateral value, credit history and the Company's relationship with the borrower.
Inherent in the lending function is credit risk, which is the possibility a borrower may not perform in accordance with the contractual terms of their loan.  A borrower's inability to pay their obligations according to the contractual terms can create the risk of past due loans and, ultimately, credit losses, especially on collateral-deficient loans.  The Company minimizes its credit risk by loan diversification and adhering to credit administration policies and procedures.  Due diligence on loans begins when initiating contact regarding a loan with a borrower.  Documentation, including a borrower's credit history, materials establishing the value and liquidity of potential collateral, the purpose of the loan, the source of funds for repayment of the loan, and other factors, are analyzed before a loan is submitted for approval.  The loan portfolio is then subject to ongoing internal reviews for credit quality, as well as independent credit reviews by an outside firm.
The Company's extension of credit is governed by the Credit Risk Policy which was established to control the quality of the Company's loans.  These policies and procedures are reviewed and approved by the Board of Directors on a regular basis.

Credit Ratings
For SBA 7(a), SBA 504 and commercial loans, management uses internally assigned risk ratings as the best indicator of credit quality.  A loan's internal risk rating is updated at least annually and more frequently if circumstances warrant a change in risk rating.  The Company uses a 1 through 10 loan grading system that follows regulatory accepted definitions.
Pass:  Risk ratings of 1 through 6 are used for loans that are performing, as they meet, and are expected to continue to meet, all of the terms and conditions set forth in the original loan documentation, and are generally current on principal and interest payments.  These performing loans are termed "Pass".
Special Mention:  Criticized loans are assigned a risk rating of 7 and termed "Special Mention", as the borrowers exhibit potential credit weaknesses or downward trends deserving management's close attention.  If not checked or corrected, these trends will weaken the Bank's collateral and position.  While potentially weak, these borrowers are currently marginally acceptable and no loss of interest or principal is anticipated.  As a result, special mention assets do not expose an institution to sufficient risk to warrant adverse classification.  Included in "Special Mention" could be turnaround situations, borrowers with deteriorating trends beyond one year, borrowers in start up or deteriorating industries, or borrowers with a poor market share in an average industry.  "Special Mention" loans may include an element of asset quality, financial flexibility, or below average management.  Management and ownership may have limited depth or experience.  Regulatory agencies have agreed on a consistent definition of "Special Mention" as an asset with potential weaknesses which, if left uncorrected, may result in deterioration of the repayment prospects for the asset or in the Bank's credit position at some future date.  This definition is intended to ensure that the "Special Mention" category is not used to identify assets that have as their sole weakness credit data exceptions or collateral documentation exceptions that are not material to the repayment of the asset.
Substandard:  Classified loans are assigned a risk rating of an 8 or 9, depending upon the prospect for collection, and deemed "Substandard".  A risk rating of 8 is used for borrowers with well-defined weaknesses that jeopardize the orderly liquidation of debt.  The loan is inadequately protected by the current sound worth and paying capacity of the obligor or by the collateral pledged, if any.  Normal repayment from the borrower is in jeopardy, although no loss of principal is envisioned.  There is a distinct possibility that a partial loss of interest and/or principal will occur if the deficiencies are not corrected.  Loss potential, while existing in the aggregate amount of substandard assets, does not have to exist in individual assets classified "Substandard".  A risk rating of 9 is used for borrowers that have all the weaknesses inherent in a loan with a risk rating of 8, with the added characteristic that the weaknesses make collection of debt in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable.  Serious problems exist to the point where partial loss of principal is likely.  The possibility of loss is extremely high, but because of certain important, reasonably specific pending factors that may work to strengthen the assets, the loans' classification as estimated losses is deferred until a more exact status may be determined.  Pending factors include proposed merger, acquisition, or liquidation procedures; capital injection; perfecting liens on additional collateral; and refinancing plans.  Partial charge-offs are likely.
Loss:  Once a borrower is deemed incapable of repayment of unsecured debt, the risk rating becomes a 10, the loan is termed a "Loss", and charged-off immediately.  Loans to such borrowers are considered uncollectible and of such little value that continuance as active assets of the Bank is not warranted.  This classification does not mean that the loan has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off these basically worthless assets even though partial recovery may be affected in the future.
For residential mortgage and consumer loans, management uses performing versus nonperforming as the best indicator of credit quality.  Nonperforming loans consist of loans that are not accruing interest (nonaccrual loans) as a result of principal or interest being in default for a period of 90 days or more or when the ability to collect principal and interest according to the contractual terms is in doubt.  These credit quality indicators are updated on an ongoing basis, as a loan is placed on nonaccrual status as soon as management believes there is sufficient doubt as to the ultimate ability to collect interest on a loan.
The tables below detail the Company's loan portfolio by class according to their credit quality indicators discussed in the paragraphs above as of December 31, 2011 and December 31, 2010:

	December 31, 2011
	SBA, SBA 504 and Commercial Loans - Internal Risk Ratings
(In thousands)	Pass	Special Mention	Substandard	Total
SBA loans	$49,568	$8,900	$13,375	$71,843
SBA 504 loans	39,566	5,543	9,999	55,108
Commercial loans
Commercial other	20,921	1,160	4,461	26,542
Commercial real estate	187,680	49,231	9,913	246,824
Commercial real estate construction	8,255	883	600	9,738
Total commercial loans	216,856	51,274	14,974	283,104
Total SBA, SBA 504 and commercial loans	$305,990	$65,717	$38,348	$410,055

	December 31, 2011
	Residential Mortgage & Consumer Loans - Performing/Nonperforming
(In thousands)	Performing	Nonperforming	Total
Residential mortgage loans
Residential mortgages	$122,012	$1,831	$123,843
Residential construction	36	2,169	2,205
Purchased residential mortgages	6,005	2,037	8,042
Total residential mortgage loans	128,053	6,037	134,090
Consumer loans
Home equity	46,676	259	46,935
Consumer other	1,503	9	1,512
Total consumer loans	$48,179	$268	$48,447
Total loans			$592,592

	December 31, 2010
	SBA, SBA 504 and Commercial Loans - Internal Risk Ratings
(In thousands)	Pass	Special Mention	Substandard	Total
SBA loans	$48,500	$25,668	$11,970	$86,138
SBA 504 loans	30,235	15,366	18,675	64,276
Commercial loans
Commercial other	17,402	4,764	2,102	24,268
Commercial real estate	169,093	67,305	10,493	246,891
Commercial real estate construction	6,197	2,715	1,134	10,046
Total commercial loans	192,692	74,784	13,729	281,205
Total SBA, SBA 504 and commercial loans	$271,427	$115,818	$44,374	$431,619

	December 31, 2010
	Residential Mortgage & Consumer Loans - Performing/Nonperforming
(In thousands)	Performing	Nonperforming	Total
Residential mortgage loans
Residential mortgages	$114,716	$2,453	$117,169
Residential construction	2,711	-	2,711
Purchased residential mortgages	5,888	2,632	8,520
Total residential mortgage loans	123,315	5,085	128,400
Consumer loans
Home equity	54,024	249	54,273
Consumer other	1,644	-	1,644
Total consumer loans	$55,668	$249	$55,917
Total loans			$615,936

Nonperforming and Past Due Loans
Nonperforming loans consist of loans that are not accruing interest (nonaccrual loans) as a result of principal or interest being in default for a period of 90 days or more or when the ability to collect principal and interest according to the contractual terms is in doubt.  When a loan is classified as nonaccrual, interest accruals discontinue and all past due interest previously recognized as income is reversed and charged against current period income.  Generally, until the loan becomes current, any payments received from the borrower are applied to outstanding principal, until such time as management determines that the financial condition of the borrower and other factors merit recognition of a portion of such payments as interest income.  Loans past due 90 days or more and still accruing interest are not included in nonperforming loans and generally represent loans that are well-collateralized and in a continuing process expected to result in repayment or restoration to current status.
The risk of loss is difficult to quantify and is subject to fluctuations in collateral values, general economic conditions and other factors.  The current state of the economy and the downturn in the real estate market has resulted in increased loan delinquencies and defaults.  In some cases, these factors have also resulted in significant impairment to the value of loan collateral.  The Company values its collateral through the use of appraisals, broker price opinions, and knowledge of its local market.  In response to the credit risk in its portfolio, the Company has increased staffing in its credit monitoring department and increased efforts in the collection and analysis of borrowers' financial statements and tax returns.

The following tables set forth an aging analysis of past due and nonaccrual loans by loan class as of December 31, 2011 and December 31, 2010:

	December 31, 2011
(In thousands)	30-59 Days Past Due	60-89 Days Past Due	90+ Days and Still Accruing	Nonaccrual (1)	Total Past Due	Current	Total Loans
SBA loans	$881	$225	$246	$5,859	$7,211	$64,632	$71,843
SBA 504 loans	2,006	-	-	2,086	4,092	51,016	55,108
Commercial loans
Commercial other	1,158	-	192	815	2,165	24,377	26,542
Commercial real estate	2,493	3,119	949	7,104	13,665	233,159	246,824
Commercial real estate construction	-	-	-	600	600	9,138	9,738
Residential mortgage loans
Residential mortgages	3,519	1,310	-	1,831	6,660	117,183	123,843
Residential construction	-	-	36	2,169	2,205	-	2,205
Purchased residential mortgages	149	-	-	2,037	2,186	5,856	8,042
Consumer loans
Home equity	338	199	988	259	1,784	45,151	46,935
Consumer other	1	3	-	9	13	1,499	1,512
Total loans	$10,545	$4,856	$2,411	$22,769	$40,581	$552,011	$592,592

(1) At December 31, 2011, nonaccrual loans included $3.6 million of troubled debt restructurings ("TDRs") and $939 thousand of loans guaranteed by the SBA.  The remaining $17.4 million of TDRs are in accrual status because they are performing in accordance with their restructured terms.

	December 31, 2010
(In thousands)	30-59 Days Past Due	60-89 Days Past Due	90+ Days and Still Accruing	Nonaccrual (1)	Total Past Due	Current	Total Loans
SBA loans	$1,297	$1,181	$374	$8,162	$11,014	$75,124	$86,138
SBA 504 loans	-	1,339	-	2,714	4,053	60,223	64,276
Commercial loans
Commercial other	693	86	-	179	958	23,310	24,268
Commercial real estate	3,051	176	-	4,139	7,366	239,525	246,891
Commercial real estate construction	-	-	-	1,134	1,134	8,912	10,046
Residential mortgage loans
Residential mortgages	2,123	144	-	2,453	4,720	112,449	117,169
Residential construction	-	-	-	-	-	2,711	2,711
Purchased residential mortgages	117	-	-	2,632	2,749	5,771	8,520
Consumer loans
Home equity	175	325	-	249	749	53,524	54,273
Consumer other	5	-	-	-	5	1,639	1,644
Total loans	$7,461	$3,251	$374	$21,662	$32,748	$583,188	$615,936

(1) At December 31, 2010, nonaccrual loans included $2.7 million of loans guaranteed by the SBA.  There were no nonaccrual TDRs.

Impaired Loans
The Company has defined impaired loans to be all nonperforming loans and troubled debt restructurings.  Management considers a loan impaired when, based on current information and events, it is determined that the company will not be able to collect all amounts due according to the loan contract.  Impairment is evaluated in total for smaller-balance loans of a similar nature, (consumer and residential mortgage loans), and on an individual basis for other loans.
The following tables provide detail on the Company's impaired loans with the associated allowance amount, if applicable, as of December 31, 2011 and December 31, 2010:

	December 31, 2011
(In thousands)	Outstanding Principal Balance	Specific Reserves	Net Principal Balance (balance less specific reserves)
With no related allowance:
SBA loans (1)	$1,553	$-	$1,553
SBA 504 loans	5,331	-	5,331
Commercial loans
Commercial other	1,725	-	1,725
Commercial real estate	6,197	-	6,197
Commercial real estate construction	-	-	-
Total commercial loans	7,922	-	7,922
Total impaired loans with no related allowance	$14,806	$-	$14,806

With an allowance:
SBA loans (1)	$4,763	$1,694	$3,069
SBA 504 loans	1,127	1	1,126
Commercial loans
Commercial other	75	75	-
Commercial real estate	11,589	2,530	9,059
Commercial real estate construction	600	149	451
Total commercial loans	12,264	2,754	9,510
Total impaired loans with a related allowance	$18,154	$4,449	$13,705

Total individually evaluated impaired loans:
SBA loans (1)	$6,316	$1,694	$4,622
SBA 504 loans	6,458	1	6,457
Commercial loans
Commercial other	1,800	75	1,725
Commercial real estate	17,786	2,530	15,256
Commercial real estate construction	600	149	451
Total commercial loans	20,186	2,754	17,432
Total individually evaluated impaired loans	$32,960	$4,449	$28,511

Homogeneous collectively evaluated impaired loans:
Residential mortgage loans
Residential mortgages	$1,831	$-	$1,831
Residential construction	2,169	-	2,169
Purchased residential mortgages	2,037	-	2,037
Total residential mortgage loans	6,037	-	6,037
Consumer loans
Home equity	259	-	259
Consumer other	9	-	9
Total consumer loans	268	-	268
Total homogeneous collectively evaluated impaired loans	6,305	-	6,305
Total impaired loans	$39,265	$4,449	$34,816

(1) Balances are reduced by amount guaranteed by the SBA of $939 thousand at December 31, 2011.

	December 31, 2010
(In thousands)	Outstanding Principal Balance	Specific Reserves	Net Principal Balance (balance less specific reserves)
With no related allowance:
SBA loans (1)	$2,362	$-	$2,362
SBA 504 loans	8,145	-	8,145
Commercial loans
Commercial other	179	-	179
Commercial real estate	7,891	-	7,891
Total commercial loans	8,070	-	8,070
Total impaired loans with no related allowance	$18,577	$-	$18,577

With an allowance:
SBA loans (1)	$4,526	$1,761	$2,765
SBA 504 loans	2,477	87	2,390
Commercial loans
Commercial real estate	990	226	764
Commercial real estate construction	1,134	383	751
Total commercial loans	2,124	609	1,515
Total impaired loans with a related allowance	$9,127	$2,457	$6,670

Total individually evaluated impaired loans:
SBA loans (1)	$6,888	$1,761	$5,127
SBA 504 loans	10,622	87	10,535
Commercial loans
Commercial other	179	-	179
Commercial real estate	8,881	226	8,655
Commercial real estate construction	1,134	383	751
Total commercial loans	10,194	609	9,585
Total individually evaluated impaired loans	$27,704	$2,457	$25,247

Homogeneous collectively evaluated impaired loans:
Residential mortgage loans
Residential mortgages	$2,453	$-	$2,453
Purchased residential mortgages	2,632	-	2,632
Total residential mortgage loans	5,085	-	5,085
Consumer loans
Home equity	249	-	249
Total homogeneous collectively evaluated impaired loans	5,334	-	5,334
Total impaired loans	$33,038	$2,457	$30,581

(1) Balances are reduced by amount guaranteed by the SBA of $2.7 million at December 31, 2010.

The following tables present the average recorded investments in impaired loans and the related amount of interest recognized during the time period in which the loans were impaired for the years ended December 31, 2011 and 2010.  The average balances are calculated based on the month-end balances of impaired loans.  When the ultimate collectability of the total principal of an impaired loan is in doubt and the loan is on nonaccrual status, all payments are applied to principal under the cost recovery method, therefore no interest income is recognized.  Any interest income recognized on a cash basis during 2011 and 2010 was immaterial.  The interest recognized on impaired loans noted below represents accruing troubled debt restructurings only.

	For the years ended
	December 31, 2011		December 31, 2010
(In thousands)	Average Recorded Investment	Interest Income Recognized on Impaired Loans	Average Recorded Investment	Interest Income Recognized on Impaired Loans
SBA loans (1)	$6,550	$231	$5,037	$87
SBA 504 loans	8,812	214	6,454	100
Commercial loans
Commercial other	1,161	25	425	-
Commercial real estate	14,745	374	10,964	100
Commercial real estate construction	760	-	813	-
Residential mortgage loans
Residential mortgages	2,103	-	4,632	-
Residential construction	181	-	-	-
Purchased residential mortgages	2,133	-	1,897	-
Consumer loans
Home equity	278	-	341	-
Consumer other	6	-	-	-
Total	$36,729	$844	$30,563	$287

(1) Balances are reduced by amount guaranteed by the SBA of $2.1 million and $2.0 million for 2011 and 2010, respectively.

Troubled Debt Restructurings
The Company's loan portfolio also includes certain loans that have been modified in a troubled debt restructuring ("TDR").  TDRs occur when a creditor, for economic or legal reasons related to a debtor's financial condition, grants a concession to the debtor that it would not otherwise consider. These concessions typically include reductions in interest rate, extending the maturity of a loan, or a combination of both.  When the Company modifies a loan, management evaluates for any possible impairment using either the discounted cash flows method, where the value of the modified loan is based on the present value of expected cash flows, discounted at the contractual interest rate of the original loan agreement, or by using the fair value of the collateral less selling costs.  If management determines that the value of the modified loan is less than the recorded investment in the loan, impairment is recognized by segment or class of loan, as applicable, through an allowance estimate or charge-off to the allowance.  This process is used, regardless of loan type, as well as for loans modified as TDRs that subsequently default on their modified terms.  Effective September 30, 2011, the Company adopted the amendments in ASU No. 2011-02, "Receivables (Topic 310):  A Creditor's Determination of Whether a Restructuring Is a Troubled Debt Restructuring", and did not identify any additional TDRs as a result of this adoption.
TDRs of $21.1 million are included in the impaired loan numbers listed above, of which $3.6 million are in nonaccrual status.  The remaining TDRs are in accrual status since they continue to perform in accordance with their restructured terms.  There are no commitments to lend additional funds on these loans.

The following table details loans modified during the year ended December 31, 2011, including the number of modifications, the recorded investment at the time of the modification and the year-to-date impact to interest income as a result of the modification.

	For the year ended December 31, 2011
(In thousands, except number of contracts)	Number of Contracts	Recorded Investment at Time of Modification	Impact of Interest Rate Change on Income
SBA loans	2	$73	$-
SBA 504 loans	1	1,339	17
Commercial loans
Commercial other	1	985	6
Commercial real estate	6	7,720	52
Total	10	$10,117	$75

There were no loans modified as TDRs within the previous twelve months where a concession was made and the loan subsequently defaulted at some point during the twelve months ended December 31, 2011.  In this case, subsequent default is defined as being transferred to nonaccrual status.
During the year ended December 31, 2011, our TDRs consisted of interest rate reductions, interest or principal only periods and combinations of both.  There was no principal forgiveness.  The following table shows the types of modifications done during 2011, with the respective loan balances as of December 31, 2011:

(In thousands)	SBA	SBA 504	Commercial other	Commercial real estate	Total
Type of Modification:
Interest only payments	$-	$-	$-	$1,617	$1,617
Principal only payments	27	-	-	-	27
Reduced interest rate	-	-	-	590	590
Interest only payments with reduced interest rate	-	-	985	5,512	6,497
Interest only with nominal principal payments	42	-	-	-	42
Previously modified back to original terms	-	1,320	-	-	1,320
Total TDRs	$69	$1,320	$985	$7,719	$10,093

Other Loan Information
SBA loans sold to others and serviced by the Company are not included in the accompanying Consolidated Balance Sheets.  The total amount of such loans serviced, but owned by outside investors, amounted to approximately $128.7 million and $124.8 million at December 31, 2011 and 2010, respectively.  At December 31, 2011 and 2010, the carrying value, which approximates fair value, of servicing assets was $418 thousand and $512 thousand, respectively and is included in Other Assets.  The fair value of servicing assets was determined using a discount rate of 15 percent, constant prepayment speeds ranging from 15 to 18, and interest strip multiples ranging from 2.08 to 3.80, depending on each individual credit.  A summary of the changes in the related servicing assets for the past two years follows:

	Years ending December 31,
(In thousands)	2011	2010
Balance, beginning of year	$512	$897
SBA servicing assets capitalized	202	74
Amortization of expense	(296)	(459)
Provision for loss in fair value	-	-
Balance, end of year	$418	$512

In addition, the Company had a $431 thousand and $574 thousand discount related to the retained portion of the unsold SBA loans at December 31, 2011 and 2010, respectively.
In the normal course of business, the Company may originate loan products whose terms could give rise to additional credit risk.  Interest-only loans, loans with high loan to value ratios, construction loans with payments made from interest reserves and multiple loans supported by the same collateral (e.g. home equity loans) are examples of such products.  However, these products are not material to the Company's financial position and are closely managed via credit controls that mitigate their additional inherent risk.  Management does not believe that these products create a concentration of credit risk in the Company's loan portfolio.  The Company does not have any option adjustable rate mortgage loans.
The majority of the Company's loans are secured by real estate.  The declines in the market values of real estate in the Company's trade area impact the value of the collateral securing its loans.  This could lead to greater losses in the event of defaults on loans secured by real estate.  Specifically, 89 percent of SBA 7(a) loans are secured by commercial or residential real estate and 11 percent by other non-real estate collateral.  Commercial real estate secures 100 percent of SBA 504 loans.  Approximately 97 percent of consumer loans are secured by owner-occupied residential real estate, with the other 3 percent secured by other non-real estate collateral.  The detailed allocation of the Company's commercial loan portfolio collateral as of December 31, 2011 is shown in the table below:

	Concentration
(In thousands)	Balance	Percent
Commercial real estate – owner occupied	$137,963	48.7%
Commercial real estate – investment property	117,454	41.5
Undeveloped land	15,513	5.5
Other non-real estate collateral	12,174	4.3
Total commercial loans	$283,104	100.0%

As of December 31, 2011, approximately 10 percent of the Company's total loan portfolio consists of loans to various unrelated and unaffiliated borrowers in the hotel/motel industry.  Such loans are collateralized by the underlying real property financed and/or partially guaranteed by the SBA.
As of December 31, 2011, residential mortgages provided $60.6 million in borrowing capacity at the Federal Home Loan Bank compared to $47.4 million at December 31, 2010.
In the ordinary course of business, the Company may extend credit to officers, directors or their associates.  These loans are subject to the Company's normal lending policy.  An analysis of such loans, all of which are current as to principal and interest payments, is as follows:

(In thousands)	2011
Loans to officers, directors or their associates at December 31, 2010	$16,304
New loans	411
Repayments	(1,130)
Loans to officers, directors or their associates at December 31, 2011	$15,585